Supplement, dated April 1, 2002
to Prospectus, dated May 1, 2001
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                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                    Issued by
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                   Through its
                             SEPARATE ACCOUNT NO. 3

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We hereby supplement our Prospectus,  dated May 1, 2001, under "Introduction and
Summary--How to Make an Allocation Change, Transfer, Withdrawal, Surrender or Policy Loan Request" on pages 3-4, and "Where to Contact Us and Give Us Instructions" on pages 24-25, for transfers of Account Balance into the Scudder International Fund Investment Alternative, as described below.

      Mutual of America anticipates that as of May 1, 2002, or as soon thereafter as practicable, it will adopt a special administrative rule for transfers of Account Balance to the Scudder International Fund. When this rule becomes effective, you will be required to send in writing, by regular mail, to our Financial Transactions Processing Center in Boca Raton, Florida, all requests for transfers into the Scudder International Fund, and we will no longer accept orders for transfers of your Account Balance to the Scudder International Fund placed via our toll free 800 number. (Transfers out of the Fund by telephone will be permitted.)

      Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than our other Funds. Our new administrative rule is intended to discourage Policyowners from transferring their Account Balances in an attempt to take advantage of daily fluctuations in the U.S. and foreign securities markets.